UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2012

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

On November 14, 2012, Visteon Corporation (the “Company”) announced that it had given notice to redeem for cash $50,000,000 of its outstanding 6.75% Senior Notes due 2019 (the “Notes”) on December 14, 2012 (the “Redemption Date”). The redemption price for the Notes will be 103% of the principal amount of the Notes, plus accrued and unpaid interest to the Redemption Date. The Company’s press release related to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Nothing in this Current Report on Form 8-K shall constitute an offer to buy, the solicitation of an offer to sell or a solicitation of consents with respect to, any of the Notes.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: November 14, 2012	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press release dated November 14, 2012.